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                                                                    (RIVERSOURCE
INVESTMENTS LOGO)
                    PROSPECTUS SUPPLEMENT -- MARCH 3, 2008*

RiverSource Intermediate Tax-Exempt Fund (1/29/08)                                          S-6355-99 T

The following replaces the Fees and Expenses section of the prospectus:

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                CLASS A    CLASS B    CLASS C

 Maximum sales charge (load) imposed on purchases
 (as a percentage of offering price)                             3.00%(a)   None       None
 Maximum deferred sales charge (load) imposed on sales
 (as a percentage of offering price at time of purchase)          None        5%         1%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:
                                                                CLASS A    CLASS B    CLASS C
 Management fees                                                 0.39%      0.39%      0.39%
 Distribution (12b-1) fees                                       0.25%      1.00%      1.00%
 Other expenses(b)                                               0.31%      0.32%      0.31%
 Total                                                           0.95%      1.71%      1.70%
 Fee waiver/expense reimbursement                                0.01%      0.01%      0.01%
 Net expenses(c)                                                 0.94%      1.70%      1.69%

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."
(b) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses. Other expenses also include 0.15% of interest and fee expense related to the Fund's participation in certain inverse floater programs where the Fund has transferred fixed rate municipal bonds it owns to a trust that issues inverse floating rate securities and related floating rate notes (inverse floater programs).
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding interest and fee expenses related to the Fund's participation in certain inverse floater programs) will not exceed 0.79% for Class A, 1.55% for Class B and 1.54% for Class C.

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S-6355-4 A (3/08)
* Valid until next prospectus update.
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EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS

 Class A(a)                                                        $393        $593        $  810        $1,435
 Class B                                                           $673(b)     $938(b)     $1,128(b)     $1,821(c)
 Class C                                                           $272(b)     $535        $  923        $2,013

(a)  Includes a 3.00% sales charge.
(b)  Includes the applicable CDSC.
(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would be paying the following expenses if you did not redeem your shares:

                                                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS

 Class A(a)                                                        $393        $593         $810         $1,435
 Class B                                                           $173        $538         $928         $1,821(b)
 Class C                                                           $172        $535         $923         $2,013

(a)  Includes a 3.00% sales charge.
(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

S-6355-4 A (3/08)